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                                    FORM OF
                          REGISTRATION RIGHTS AGREEMENT
                             INSTRUMENT OF ACCESSION


         In connection with [VALERIE L. BANNER ("BANNER")] [RICHARD W. FITZGERALD ("Fitzgerald")], as a condition precedent to becoming the owner or holder of record of FORTY (40) shares of Common Stock, par value $0.01 per share, of Universal Compression Holdings, Inc., a Delaware corporation ("Holdings"), and ONE HUNDRED SIXTY (160) shares of Preferred Stock, par value $0.01 per share, of Holdings, Holdings and [Banner] [Fitzgerald] hereby agrees to become a stockholder, party to and bound by that certain Registration Rights Agreement, dated as of February 20, 1998, by and among Holdings and certain stockholders of Holdings. This Instrument of Accession shall take effect and shall become an integral part of the said Registration Rights Agreement immediately upon execution and delivery to Holdings of this Instrument.

         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned as of the date below written.



                                  Signature:
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                                  Address
                                  For Notice:
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                                  Date:
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                                  UNIVERSAL COMPRESSION HOLDINGS, INC.


                                  By:
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                                  Name:
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                                  Date:
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